                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Annual Report of Amincor,  Inc. (the  "Company") on Form
10-K for the period  ended  December 31, 2011 as filed with the  Securities  and
Exchange  Commission on April 16, 2012 (the "Report"),  the undersigned,  in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operation of the Company.

Date: April 16, 2012                    /s/ Robert L. Olson
                                        ----------------------------------------
                                        Robert L. Olson, Chief Financial Officer